                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Item 1. Report to Shareholders

ANNUAL REPORT

DECEMBER 31, 2009

 Worldwide Insurance Trust

WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of Decemer 31, 2009, and are subject to change.

Dear Shareholder:

We are pleased to report that for the twelve months ended December 31, 2009, the Initial Class shares of the Worldwide Bond Fund gained 5.98%, outpacing its benchmark, the Citigroup World Government Bond (CBWGB) Index1, which returned 2.55% in U.S. dollar terms (1.00% in local currency terms). The Fund’s outperformance for the year was due primarily to its underweight position relative to the benchmark Index in U.S. currency exposure and U.S. duration. Throughout the year, most U.S. government bond yields trended higher and asset values fell. The Fund was also helped by its overweight positions in both the New Zealand and Canadian bond markets, as well as its underweight positions in the Japanese bond market as well as the yen currency.

The Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations. As of December 31, 2009, 69.8% of the Fund’s bond holdings were rated AAA and 21.0% were rated AA.

Market and Economic Review

Several key themes dominated the performance of global fixed-income markets in 2009. Central banks throughout the world flooded markets with record levels of fiscal and monetary stimulus to counteract the negative impacts of the global financial crisis and ease the credit crunch. As global economic stability strengthened as the year progressed, risk aversion receded, benefiting those credit classes that were hardest hit in 2008 (e.g., high-yielding, “junk”, corporate and emerging market debt). Lastly, the U.S. dollar’s safe haven rally of late 2008 and early 2009 came to an end, and the dollar weakened against most major currencies (with the exception of the yen which fell 2.56% versus the dollar); this proved advantageous to investors who held bonds denominated in currencies that strengthened relative to the U.S. dollar.

Looking back at 2009, it appears that unprecedented intervention from governments and central banks around the globe managed to rescue the U.S. from this financial disaster. Many central banks maintained accommodative monetary policies in order to ensure that the world’s economy continues to gain economic momentum and to help promote further normalization of credit markets. Here in the U.S., for example, the Federal Reserve (the “Fed”) lowered the federal funds rate to 0.25% on December 16, 2008, and then maintained this historically low level throughout 2009. Going forward, the Fed has indicated that it will continue to maintain a target range of 0%-0.25% as economic conditions, including low consumption rates, subdued inflation trends and stable inflation expectations, “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Although uncertainty marked the early part of this year, the financial climate began improving in March and continued its positive momentum throughout the year. Signs that the rate of economic decline was slowing first surfaced within the developing countries—particularly China, Brazil and India—and then spread to the developed markets, spurring hopes for a global economic recovery. As confidence grew that the credit freeze was thawing and the global economy stabilizing, the flight-to-quality that favored risk-averse U.S. Treasury bonds earlier in the year was replaced by a dramatic shift in the demand for and attitude toward riskier debt sectors. Prices of corporate bonds, mortgage-backed securities, and leveraged loans returned to levels not seen since before the collapse of Lehman Brothers in September 2008. For the year, U.S. Treasuries values declined 3.69% while higher-yielding lower-rated corporate bonds (BBB) gained 26.28%.

Credit spreads were wide in the first quarter of 2009, but these spreads in yield narrowed throughout the remainder of the year as investors bid up the prices of riskier debt. The twelve-month period was characterized by rising 10-year yields across most major global government bond markets, as the flight-to-quality reversed direction. The 10-year U.S. Treasury note yield was 2.21% as the year began and traded higher to 3.84% by the end of the year (with U.S. Treasuries values declining 3.69% for the year). The yield on the 10-year German government bond increased from 2.95% to 3.39%; the 10-year Canadian government bond yield climbed from 2.68% to 3.61%; the U.K. 10-year sovereign bond yield rose from 3.02% to 4.02%; and the Japanese 10-year sovereign bond yield advanced from 1.17% to 1.30%.

Although the U.S. dollar strengthened in the first quarter, it weakened in the second, third and fourth quarters relative to most major currencies (with the exception of the yen). For the twelve-month period, the U.S. Dollar Index (DXY)2 was off 4.24%. Beginning in April as the rate of economic decline slowed and financial institutions were able to raise needed capital, the U.S. dollar lost its safe haven appeal and fell in value against most foreign currencies. In addition, the dollar’s status as the world’s reserve currency was called into question last year, given record debt levels here in the U.S., and pushback from central banks in China, Russia and Brazil. For the year, the euro advanced 2.5% relative to the U.S. dollar, the Canadian dollar gained 15.7%, the Australian dollar was up 27.8%; the Brazilian real gained 32.7%; and the U.K. pound sterling climbed 10.8%. By contrast, the yen depreciated 2.6% relative to the greenback over the same period.

Fund Review†

Early in the year we moved the Fund from a neutral to an underweight position relative to the benchmark Index in terms of U.S. currency and duration exposure and maintained this underweight position throughout the year. This helped the Fund to post positive results given that the U.S. government bond market lost value for the year (-3.69% in U.S. dollar terms, as mentioned earlier). We also maintained an overweight position in the Canadian bond market. This helped both absolute and relative performance for the year as the Canadian market gained 15.74% in U.S. dollar terms in 2009, as the relative strength of the Canadian dollar offset local market losses. Likewise, the New Zealand bond market also helped the Fund’s performance as the strength of the New Zealand dollar significantly outweighed tepid local market performance. The New Zealand market was up 25.89% in U.S. dollar terms for the year.

The Fund’s overweight U.K. bond position also helped relative performance in 2009, even though the U.K. bond market declined 0.81% in local terms. The relative strength of the pound sterling helped this market rise 11.40% in U.S. dollar terms. As a group, the major European bond markets had positive performance in 2009 with the Citigroup Eurozone Government Bond Index (EGBI)3 (up 4.35% in local terms and 7.70% in U.S. dollar terms) as the euro strengthened against the dollar. Finally, the Fund’s underweight Japanese exposure was another reason for the strong relative performance in 2009. The Japanese yen was one of the weaker performing currencies last year as was the Japanese bond market, which rose 0.89% in yen terms and declined 1.76% in U.S. dollar terms.

*  *  *

It now appears that concerted efforts to attain relative economic stability on a global basis have been successful, given the extraordinary fiscal and monetary measures taken here in the U.S., and by many governments and Central Banks worldwide to support liquidity. On a global level, interest rates continue to stand at historically accommodative levels. Here in the U.S. as mentioned earlier, the Federal Reserve’s federal funds target rate is 0-25 basis points; the European Central Bank’s minimum bid rate is 1.00%; the Bank of England’s Bank Rate is 0.50%; the Bank of Canada’s overnight lending rate is 0.25%; and the Bank of Japan’s overnight call rate is 0.10%.

Going forward, we believe that economic growth globally will improve in 2010 and that credit markets should continue to function normally. While the U.S. Federal Reserve has indicated that it will maintain short-term interest rates at current low levels for an extended period, the market is looking for the Fed to raise rates and move toward a less accommodative monetary policy stance during the second half of the year. Given this scenario, we remain cautious about extending maturities and are comfortable maintaining a relatively short duration. Potential headwinds for the U.S. bond market will include the tightening of monetary policy, the country’s poor fiscal situation and concerns over the potential for rising inflation expectations. The deleveraging process that began a year ago at the consumer level, particularly here in the U.S. and in the U.K., will continue to be a drag on economic activity. We believe this will continue to prevent these economies from attaining full potential in the medium term.

Given the Fund’s focus on higher-grade government bonds, we believe that the Fund is well positioned in the coming year. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. Bonds and bond funds will decrease in value as interest rates rise. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Gregory F. Krenzer

January 25, 2010

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	Citigroup World Government Bond Index (CGWGB) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.
[2]	U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.
[3]	Citigroup Eurozone Government Bond Index (EGBI) is a component of the Citigroup World Government Bond Index (CGWGB).

Note: All country and regional bond market returns are Citigroup Government Bond Indices.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

†	Includes 6.9% allocation to Japanese yen-denominated Corporate Bonds.
*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009

Initial Class	Actual Hypothetical**	$1,000.00 $1,000.00	$1,044.40 $1,019.66	$5.67 $5.60

Class R1	Actual Hypothetical**	$1,000.00 $1,000.00	$1,045.40 $1,019.66	$5.67 $5.60

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009) of 1.10% for the Initial Class Shares and 1.10% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

PERFORMANCE COMPARISON
(unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Bond Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the Citigroup World Government Bond (CGWGB) Index.

Average Annual Total Return 12/31/09	1 Year	5 Year	10 Year

Worldwide Bond Fund (Initial Class)[1]	5.98%	4.46%	6.55%

CGWGB Index	2.55%	4.51%	6.63%

Average Annual Total Return 12/31/09	1 Year	5 Year	Since Inception

Worldwide Bond Fund (Class R1)[1]	5.98%	4.47%	6.16%

CGWGB Index	2.55%	4.51%	6.27%

[1]	Inception date for the Worldwide Bond Fund was 9/1/89 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond (CGWGB) Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

SCHEDULE OF INVESTMENTS
December 31, 2009

Principal Amount		Value

BONDS AND NOTES: 93.3%
Austria: 6.9%
JPY 300,000,000	Oester Kontroll Bank Bond 1.80%, 3/22/10	$3,226,868

Belgium: 5.8%
EUR 1,800,000	Belgium Kingdom Bond 4.00%, 3/28/17	2,690,469

Canada: 8.8%
CAD 4,000,000	Canadian Government Bond 6.00%, 6/1/11	4,087,202

France: 6.1%
EUR 1,900,000	French Treasury Note 3.75%, 4/25/17	2,823,785

Germany: 16.9%
EUR 3,000,000	Bundesrepublik Deutschland Bond 4.75%, 7/4/28	4,643,502
JPY 300,000,000	KFW International Finance, Inc. Bond 1.75%, 3/23/10	3,231,396

		7,874,898

Italy: 5.9%
EUR 1,800,000	Italian Government Bond 5.00%, 2/1/12	2,748,025

Netherlands: 6.2%
EUR 1,900,000	Netherlands Government Bond 4.00%, 7/15/16	2,878,731

New Zealand: 7.4%
NZD 4,500,000	New Zealand Government Bond 6.50%, 4/15/13	3,413,315

Spain: 9.3%
EUR 3,000,000	Spanish Government Bond 4.00%, 1/31/10	4,310,124

United Kingdom: 8.7%
GBP 2,400,000	Great Britain Government Bond 4.25%, 3/7/11	4,032,162

United States: 11.3%
$1,000,000	Caterpillar Inc. 7.90%, 12/15/18	1,221,968
	U.S. Treasury Bonds:
$1,500,000	4.00%, 3/15/10	1,511,778
$2,000,000	6.625%, 2/15/27	2,498,438

		5,232,184

Total Bonds and Notes
(Cost: $34,465,951)		43,317,763

See Notes to Financial Statements

Number of Shares		Value

MONEY MARKET FUND: 5.1% (Cost: $2,347,351)
United States: 5.1%
2,347,351	AIM Treasury Portfolio - Institutional Class	$2,347,351

Total Investments: 98.4%
(Cost: $36,813,302)		45,665,114
Other assets less liabilities: 1.6%		727,932

NET ASSETS: 100.0%		$46,393,046

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NZD	— New Zealand Dollar

Summary of Investments By Sector (unaudited)	% of Investments	Value

Foreign Government Agency	14.1%	$ 6,458,264
Foreign Government Bonds	69.3	31,627,315
Industrial	2.7	1,221,968
U.S. Government Bonds	8.8	4,010,216
Money Market Fund	5.1	2,347,351

	100.0%	$45,665,114

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (Cost $36,813,302)	$45,665,114
Receivables:
Shares of beneficial interest sold	165,340
Interest	723,438
Foreign tax reclaim	30,542

Total assets	46,584,434

Liabilities:
Payables:
Shares of beneficial interest redeemed	109,015
Due to Adviser	15,309
Deferred Trustee fees	11,236
Accrued expenses	55,828

Total liabilities	191,388

NET ASSETS	$46,393,046

Initial Class Shares:
Net Assets	$33,757,229

Shares of beneficial interest outstanding	2,873,481

Net asset value, redemption and offering price per share	$11.75

Class R1 Shares:
Net Assets	$12,635,817

Shares of beneficial interest outstanding	1,075,761

Net asset value, redemption and offering price per share	$11.75

Net Assets consist of:
Aggregate paid in capital	$36,649,148
Unrealized appreciation of investments and foreign currency transactions	8,852,263
Undistributed net investment income	1,633,837
Accumulated net realized loss on investments	(742,202)

$46,393,046

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Income:
Interest		$1,843,790

Total income		1,843,790

Expenses:
Management fees	$455,144
Transfer agent fees – Initial Class Shares	18,908
Transfer agent fees – Class R1 Shares	13,726
Professional fees	10,101
Custodian fees	12,890
Interest	478
Reports to shareholders	74,201
Trustees’ fees and expenses	16,576
Other	1,972

Total expenses	603,996
Waiver of management fees	(103,540)

Net expenses		500,456

Net investment income		1,343,334

Realized and Unrealized Gain on Investments
Net realized gain on investments		91,961
Net realized gain on foreign currency transactions		315,340
Net change in unrealized appreciation (depreciation) of investments		540,678
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		20,907

Net realized and unrealized gain on investments		968,886

Net Increase in Net Assets Resulting from Operations		$2,312,220

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009	2008

Operations:
Net investment income	$1,343,334	$1,736,139
Net realized gain on investments and foreign currency transactions	407,301	111,486
Net change in unrealized appreciation (depreciation) of investments and foreign denominated assets and liabilities	561,585	(539,200)

Net increase in net assets resulting from operations	2,312,220	1,308,425

Dividends to shareholders from:
Net investment income
Initial Class Shares	(1,232,333)	(3,366,977)
Class R1 Shares	(512,683)	(1,261,918)

Total dividends	(1,745,016)	(4,628,895)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	7,889,333	20,597,361
Class R1 Shares	2,353,432	7,945,671

	10,242,765	28,543,032

Reinvestment of dividends
Initial Class Shares	1,232,333	3,366,977
Class R1 Shares	512,683	1,261,918

	1,745,016	4,628,895

Cost of shares redeemed
Initial Class Shares	(10,999,804)	(26,095,263)
Class R1 Shares	(4,835,278)	(8,377,843)
Redemption fees	1,049	15,707

	(15,834,033)	(34,457,399)

Net decrease in net assets resulting from share transactions	(3,846,252)	(1,285,472)

Total decrease in net assets	(3,279,048)	(4,605,942)
Net Assets:
Beginning of year	49,672,094	54,278,036

End of year (including undistributed net investment income of $1,633,837 and $1,720,179, respectively)	$46,393,046	$49,672,094

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	684,579	1,768,188
Shares reinvested	117,142	294,316
Shares redeemed	(983,788)	(2,285,674)

Net decrease	(182,067)	(223,170)

Class R1 Shares:
Shares sold	205,868	679,995
Shares reinvested	48,734	110,404
Shares redeemed	(435,374)	(734,089)

Net increase (decrease)	(180,772)	56,310

See Notes to Financial Statements

[This page intentionally left blank]

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$11.52	$12.12	$11.78	$12.03	$13.33

Income (Loss) From Investment Operations:
Net Investment Income	0.34	0.41	0.41	0.53	0.58
Net Realized and Unrealized Gain (Loss) on Investments	0.30	0.02	0.66	0.20	(0.97)

Total from Investment Operations	0.64	0.43	1.07	0.73	(0.39)

Less:
Dividends from Net Investment Income	(0.41)	(1.03)	(0.73)	(0.98)	(0.91)

Total Dividends	(0.41)	(1.03)	(0.73)	(0.98)	(0.91)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$11.75	$11.52	$12.12	$11.78	$12.03

Total Return (a)	5.98%	3.61%	9.71%	6.48%	(3.03)%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$33,757	$35,200	$39,745	$39,071	$46,350
Ratio of Gross Expenses to Average Net Assets	1.31%	1.17%	1.32%	1.28%	1.29%
Ratio of Net Expenses to Average Net Assets (b)	1.10%	1.10%	1.10%	1.10%	1.29%
Ratio of Net Investment Income to Average Net Assets	2.95%	3.08%	3.31%	3.77%	3.67%
Portfolio Turnover Rate	0%	2%	20%	19%	16%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets would be be unchanged if any interest expense incurred during the above periods were excluded.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

Class R1 Shares

Year Ended December 31,

2009	2008	2007	2006	2005

$11.52	$12.11	$11.77	$12.02	$13.33

0.35	0.41	0.40	0.52	0.76

0.29	0.03	0.67	0.21	(1.16)

0.64	0.44	1.07	0.73	(0.40)

(0.41)	(1.03)	(0.73)	(0.98)	(0.91)

(0.41)	(1.03)	(0.73)	(0.98)	(0.91)

— (c)	— (c)	— (c)	— (c)	— (c)

$11.75	$11.52	$12.11	$11.77	$12.02

5.98%	3.70%	9.73%	6.48%	(3.11)%

$12,636	$14,472	$14,533	$12,238	$10,889

1.36%	1.21%	1.38%	1.35%	1.38%

1.10%	1.10%	1.10%	1.10%	1.38%

2.95%	3.08%	3.31%	3.75%	3.63%
0%	2%	20%	19%	16%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Money Market Fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the

“Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“ASC 820”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 820 provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted ASC 820 effective June 30, 2009.

NOTES TO FINANCIAL STATEMENTS
(continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Bonds*	$ —	$43,317,763	$—	$43,317,763
Money Market Fund*	2,347,351	—	—	2,347,351

Total	$2,347,351	$43,317,763	$—	$45,665,114

*See Schedule of Investments for security type and geographic sector breakouts

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Use of Derivative Instruments— In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted ASC 815 January 1, 2009. The Fund did not utilize derivative instruments during the year ended December 31, 2009.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2009, the Fund had no outstanding forward foreign currency contracts.

Note 3—Management Fees—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2008 through April 30, 2010, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for both Initial Class Shares and Class R1 Shares. For the year ended December 31, 2009, the Adviser waived management fees in the amount of $103,540. Certain

NOTES TO FINANCIAL STATEMENTS
(continued)

of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2009, there were no purchases and proceeds from sales of investments-other than short-term obligations aggregated $6,024,513.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2009 was $36,813,302 and net unrealized appreciation aggregated $8,851,812 of which $9,489,212 related to appreciated securities and $637,400 related to depreciated securities.

At December 31, 2009, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,645,071
Accumulated capital losses	(742,202)
Other temporary difference	(11,236)
Unrealized appreciation	8,852,265

Total	$9,743,898

The tax character of dividends paid to shareholders during the year ended December 31, 2009 and December 31, 2008 consisted of ordinary income of $1,745,016 and $4,628,895, respectively.

At December 31, 2009, the Fund had a capital loss carryforward of $742,202 which expires December 31, 2010. During the year ended December 31, 2009, the Fund utilized $91,161 of capital loss carryovers. The remainder of the capital loss carryover that expired as of December 31, 2009 amounting to $2,449,173 was reclassified to aggregate paid in capital.

During 2009, as a result of permanent book to tax differences, the Fund increased undistributed net investment income by $315,340, decreased accumulated net realized loss on investments by $2,133,833 and decreased aggregate paid in capital by $2,449,173. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions and the expiration of capital loss carryovers.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006-2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2009, the aggregate shareholder accounts of three insurance companies own approximately 71%, 13% and 9% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2009, there were no offsets of custodial fees.

Note 9—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2009, the Fund borrowed under this Facility. The average daily balance during the 53 day period during which the loan was outstanding amounted to $391,835 and the weighted average interest rate was 0.84%. At December 31, 2009, there were no outstanding borrowings by the Fund under the Facility.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. For the year ended December 31, 2009, there was no securities lending activity.

Note 11—Subsequent Event—The Fund has adopted FASB Statement No. 165, Subsequent Events (“ASC 855”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 855, requires evaluation of subsequent events through the date of financial statement issuance. The Fund has evaluated events and transactions for potential recognition or disclosure through February 18, 2010 the date the financial statements were issued.

A dividend of $0.419 per share from net investment income was paid on January 29, 2010 to shareholders of record as of January 28, 2010 with a reinvestment date of January 29, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Bond Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Bond Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Bond Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 18, 2010

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Trust Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 53‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Sears Canada, Inc.

Jane DiRenzo Pigott 52‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 62‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co. Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	38	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50‡¶	Chairman, Trustee since 1994	President and CEO, SmartBrief, Inc. (media company), 1998 to present.	38	None.

Robert L. Stelzl 64‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served[2]	Principal Occupations During The Past Five Years

Officers:

Russell G. Brennan, 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July 1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 49	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corp. (VEARA) (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser and VEARA, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 29	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President and Associate General Counsel (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Term of Officer and Length of Time Served[2]	Principal Occupations During The Past Five Years

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 54	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck,[4] 45	Chief Executive Officer and President	Since 2009

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President, VESC and VEARA; Former Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck,[4] 46	Executive Vice President	Since 2005

Director, Executive Vice President and Principal of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Former Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to
     Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $118,000 for 2009 and $171,000 for 2008.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $1,138 for 2009 and $0 for 2008.

c)   Tax Fees

     Ernst & Young billed tax fees of $22,050 for 2009 and $21,000 for 2008.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date  March 2, 2010
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 2, 2010
      -------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 2, 2010
      -------------